UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2009
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 East Holly Street, #410
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Under an agreement (the "Agreement") dated October 6, 2009, Caleco Pharma Corp. (the “Company”) engaged Evergreen Marketing, Inc. ("Evergreen") to provide investor relations services to the Company.

The investor relations services to be provided by Evergreen includes e-mail database distribution and at least two taped Green Baron CEO webcasts to be made available on www.thegreenbaron.com and its affiliated site, www.strictlystocks.com.

Under the terms of the Agreement, the Company has agreed to pay to Evergreen the following:

(a)	$10,000; and
(b)	60,000 shares of the Company’s common stock.

A copy of the Service Agreement is attached as an exhibit to this report.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On October 6, 2009, under the terms of the Agreement as disclosed under Item 1.01 above, the Company issued 60,000 shares of its common stock to Evergreen. Evergreen has provided the Company with representations and warranties that it is an “accredited investor” as defined under Rule 501 promulgated under the Securities Act of 1933.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Agreement between the Company and Evergreen Marketing, Inc. dated October 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: October 8, 2009
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer